Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned, and any amendments thereto executed by the undersigned shall be filed on behalf of each of the undersigned without the necessity of filing any additional joint filing agreement. The undersigned acknowledge that each is responsible for the timely filing of such statement on Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness or accuracy of the information concerning the others of the undersigned, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate or incomplete. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: February 11, 2022

NEW LEAF VENTURES III, L.P.

By: New Leaf Venture Associates III, L.P.
Its: General Partner

By:	New Leaf Venture Management III, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Its:	Chief Financial Officer

NEW LEAF VENTURE ASSOCIATES III, L.P.

By:	New Leaf Venture Management III, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Its:	Chief Financial Officer

NEW LEAF VENTURE MANAGEMENT III, L.L.C.

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Its:	Chief Financial Officer

NEW LEAF BIOPHARMA OPPORTUNITIES II, L.P.

By:	New Leaf BPO Associates II, L.P.
Its:	General Partner

By:	New Leaf BPO Management II, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Its:	Chief Financial Officer

NEW LEAF BPO ASSOCIATES II, L.P.

By:	New Leaf BPO Management II, L.L.C.
Its:	General Partner

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Its:	Chief Financial Officer

NEW LEAF BPO MANAGEMENTS II, L.L.C.

By:	/s/ Craig L. Slutzkin
Craig L. Slutzkin
Its:	Chief Financial Officer

*
Ronald Hunt

*
Vijay Lathi

*By:	/s/ Craig L. Slutzkin
Name:	Craig L. Slutzkin
Attorney-in-Fact

[*This Joint Filing Statement was executed by Craig L. Slutzkin on behalf of the individuals listed above pursuant to Powers of Attorney. Note that copies of the applicable Powers of Attorney are already on file with the appropriate agencies.]